U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 16, 2006


                          Triton Petroleum Group, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

      000-49950                                          98-0232018
  ----------------                                  --------------------
(Commission File No.)                          (IRS Employer Identification No.)

                              1400 N. Gannon Drive
                                    2nd Floor
                            Hoffman Estates, IL 60194
                                 (847) 805-0125
                   (Address and telephone number of principal
                    executive offices and place of business)

                         American Petroleum Group, Inc.
                         ------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 4, 2006, the following individual resigned as President of the Registrant.

        George Campbell                             President

The Officer resigning stated in his resignation letters that their resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

Each resigning Officer has been provided a copy of this disclosure, no less than the day the Registrant is filing the disclosure with the Commission. Each Officer will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this
Section 5.02, and if not, stating the respects in which he does not agree.

The following individual has been appointed by to our Board of Directors, effective May 18, 2006:

      Name                       Age                      Position
--------------------------------------------------------------------------------
Michael Margolies                78                CEO, President and Director

Michael Margolies became Vice Chairman and Secretary of Headliners in January 2002, after having served on the Board of Directors for the prior 3 years. Mr. Margolies resigned from his position as Vice Chairman in March 2005. From 1998 until December 2005 Mr. Margolies was employed as Chief Executive Officer of Global Concepts, Ltd. a conglomerate primarily involved in providing and transportation services in the United States and Europe.

Section 9 -- Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

        (a)     Financial Statements of business acquired
                       To be filed by Amendment
        (b)     Pro forma financial information
                       To be filed by Amendment
        (c)     Exhibits
                       Exhibit 17.1   Letter of Resignation of George Campbell

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2006

                                            Triton Petroleum Group, Inc.

                                            By:    Michael Margolies
                                            ------------------------------------
                                            Michael Margolies, President

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